UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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NYLI CBRE GLOBAL INFRASTRUCTURE MEGATRENDS TERM FUND

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NYLI CBRE GLOBAL INFRASTRUCTURE MEGATRENDS TERM FUND

51 MADISON AVENUE

NEW YORK, NEW YORK 10010

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 1, 2026

To Our Shareholders:

I am writing to inform you of the upcoming Annual Meeting of Shareholders (with any postponements or adjournments, the “Meeting”) of the NYLI CBRE Global Infrastructure Megatrends Term Fund* (“Fund”), a closed-end management investment company organized as a Delaware statutory trust. The Meeting will be held on October 1, 2026, beginning at 10:00 a.m., Eastern time, at the offices of New York Life Investment Management LLC, 51 Madison Avenue, New York, New York 10010. The purpose of the Meeting is:

1.	To elect 9 Trustees of the Fund as named in the attached proxy statement:

a.	Three Class I Trustees of the Fund with each Trustee to service until the annual meeting of shareholders in 2029 or until their successors are duly elected and qualified;

b.	Three Class II Trustees of the Fund with each Trustee to serve until the annual meeting of shareholders in 2027 or until their successors are duly elected and qualified; and

c.	Three Class III Trustees of the Fund with each Trustee to serve until the annual meeting of shareholders in 2028 or until their successors are duly elected and qualified.

2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Board of Trustees (“Board”) of the Fund has reviewed the qualifications and backgrounds of the Class I, Class II and Class III Trustee nominees and believes that they are experienced in overseeing an investment company, are familiar with the Fund and its manager and subadvisor and that their election is in the Fund’s best interests. Therefore, the Board recommends that you vote “FOR” the Class I, Class II and Class III Trustee nominees.

To avoid unnecessary expenses, I ask for your cooperation in responding promptly. I encourage you to carefully read the full text of the enclosed Proxy Statement, and vote according to the manner specified, either by mail, on the Internet, by phone or at the Meeting.

Your vote is very important to us regardless of the number of shares of the Fund you own. Whether or not you plan to attend the Meeting, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Meeting on October 1, 2026. A proxy card accompanies the Proxy Statement. There are several ways to vote your shares. Please refer to the proxy card for more information on how to vote. If you have any questions before you vote, please call toll-free (888) 605-1956. We will get you the answers that you need.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Kirk C. Lehneis
Kirk C. Lehneis
President

Enclosure

* On or about August 28, 2026, the Fund will change its name to NYLIM CBRE Global Infrastructure Megatrends Term Fund.

NYLI CBRE GLOBAL INFRASTRUCTURE MEGATRENDS TERM FUND

51 MADISON AVENUE

NEW YORK, NEW YORK 10010

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 1, 2026

The Proxy Statement is also available at: https://vote.proxyonline.com/NYLI/docs/MEGIAnnualMeeting2026.pdf

To Our Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders (with any postponements and adjournments, the “Meeting”) of NYLI CBRE Global Infrastructure Megatrends Term Fund* (“Fund”), a closed-end management investment company organized as a Delaware statutory trust, will be held on October 1, 2026, beginning at 10:00 a.m., Eastern time, at the offices of New York Life Investment Management LLC, 51 Madison Avenue, New York, New York 10010. The purpose of the Meeting is:

1.	To elect 9 Trustees of the Fund as named in the attached proxy statement:

a.	Three Class I Trustees of the Fund with each Trustee to serve until the annual meeting of shareholders in 2029 or until their successors are duly elected and qualified;

b.	Three Class II Trustees of the Fund with each Trustee to serve until the annual meeting of shareholders in 2027 or until their successors are duly elected and qualified; and

c.	Three Class III Trustees of the Fund with each Trustee to serve until the annual meeting of shareholders in 2028 or until their successors are duly elected and qualified.

2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Your attention is directed to the accompanying Proxy Statement for further information regarding the Meeting. The Board of Trustees (“Board”) of the Fund has fixed July 6, 2026 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof, and only holders of shares on that date are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

You are cordially invited to attend the Meeting. If you attend the Meeting, you may vote your shares in person. Even if you do not attend the Meeting,

you may authorize your proxy by simply: (i) completing, signing, and returning the enclosed proxy card by mail in the postage-paid envelope provided; or (ii) following the instructions on the voting instruction card for authorizing your proxy. Please refer to the proxy card for more information on how you may vote. You may revoke your proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.

Your vote is very important to us. Whether or not you plan to attend the Meeting, please vote using the enclosed proxy. If you have any questions before you vote, please call toll-free (888) 605-1956.

By Order of the Board of Trustees,

/s/ J. Kevin Gao
J. Kevin Gao
Chief Legal Officer and Secretary
July 24, 2026

IMPORTANT NOTICE:

PLEASE VOTE USING THE ENCLOSED PROXY AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED PROXY.

* On or about August 28, 2026, the Fund will change its name to NYLIM CBRE Global Infrastructure Megatrends Term Fund.

NYLI CBRE GLOBAL INFRASTRUCTURE MEGATRENDS TERM FUND

51 MADISON AVENUE

NEW YORK, NEW YORK 10010

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 1, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING

This Proxy Statement and Notice of Annual Meeting are available at:

https://vote.proxyonline.com/NYLI/docs/MEGIAnnualMeeting2026.pdf

Meeting Information. The Board of Trustees (“Board” and Board members are referred to as “Trustees”) of NYLI CBRE Global Infrastructure Megatrends Term Fund (“Fund”) is soliciting your proxy to be voted at the Annual Meeting of Shareholders to be held on October 1, 2026 beginning at 10:00 a.m., Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investment Management”) located at 51 Madison Avenue, New York, New York 10010 (with any postponements or adjournments, “Meeting”). Participating in the Meeting are holders of common shares of beneficial interest (“Common Shares”).

General Voting Information. You may provide proxy instructions by completing, signing and returning the enclosed proxy card (“Proxy Card”) by mail in the enclosed envelope. The persons designated on the Proxy Card as proxies will vote your shares as you instruct on each Proxy Card. If you return a signed Proxy Card without any voting instructions, your shares will be voted “FOR” or “FOR ALL” of the nominees for which your shares are eligible to vote in accordance with the recommendation of the Board. The persons designated on the Proxy Card as proxies will also be authorized to vote (or to withhold their votes) in their discretion on any other matters which properly come before the Meeting. They may also vote in their discretion to adjourn the Meeting. If you sign and return a Proxy Card, you may still attend the Meeting to vote your shares in person. If your shares are held of record by a broker and you wish to vote at the Meeting, you should obtain a legal proxy from your broker and present it at the Meeting. You may revoke your proxy at any time before the Meeting by: (i) writing to the Fund addressed to EQ Fund Solutions, 28 Liberty Street, 53rd Floor, New York, New York 10005 stating that the proxy is revoked; (ii) submitting a later signed proxy card; or (iii) voting your shares at the Meeting. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy.

Each shareholder may cast one vote for each full share, and a partial vote for each partial share, of the Fund that they owned of record on July 6, 2026 (“Record Date”). Exhibit A shows the number of shares of the Fund that were outstanding on the Record Date and Exhibit B lists the shareholders who owned 5% or more of the outstanding shares of any class of the Fund on that date. It is expected that this Proxy Statement and the accompanying Proxy Card will be first mailed to shareholders on or about July 28, 2026.

This proxy solicitation is being made primarily by mail, but may also be made by officers or employees of the Fund or New York Life Investment Management LLC (“New York Life Investment Management” or “Manager”) or its affiliates, through telephone, facsimile, or other communications. The Fund has also engaged a professional proxy solicitation firm to assist in the distribution and solicitation of proxies. The cost of the services of the professional proxy solicitation will be borne by the Fund. Please see the section titled “Other Information: Proxy Solicitation” for information regarding the professional proxy solicitation firm. The Fund may reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to beneficial owners of the Fund’s shares.

The presence in person or by proxy of holders of thirty-three and one-third percent (33 1⁄3%) of the Fund’s outstanding shares entitled to vote at the Meeting shall constitute a quorum. In the event that a quorum is not present or if sufficient votes are not received consistent with the Board’s recommendation regarding the proposal, management may propose an adjournment or adjournments of the Meeting. The Meeting, whether or not a quorum is present, may be adjourned for any lawful purpose by the Chair of the Board, the Trustees (or their designees) or a majority of the votes properly cast upon the question of adjourning the Meeting, either in person or by proxy.

Abstentions and Broker Non-Votes. Broker non-votes arise when shares are held in street name and the broker does not receive voting instructions from the beneficial owner. Broker non-votes can occur when a meeting has (i) a “routine” proposal, such as the election of trustees, where the applicable stock exchange permits brokers to vote their clients’ shares in their discretion, and (ii) a “non-routine” proposal, such as a change to the Fund’s fundamental investment policy, where the applicable exchange does not permit brokers to vote their clients’ shares in their discretion. The shares that are considered to be present as a result of the broker discretionary vote on the routine proposal but do not vote on the non-routine proposal are called “broker non-votes.” Because the proposal presented at the Meeting is considered to be a “routine” voting item (i.e., the election of the Class I, II and III Trustees), the Fund does not expect to receive any broker non-votes or abstentions. In the unlikely event that it does, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present for the Fund at the Meeting. They will be treated as votes present at the Meeting but will not be treated as votes cast. Therefore, they would have the same effect as a vote “AGAINST” the proposal requiring a majority of votes present.

Copies of the Fund’s most recent annual report and semi-annual report, including financial statements, are available upon request, at no charge, by writing to NYLIFE Distributors, LLC Attn: New York Life Investment Management Marketing Dept., 30 Hudson Street, Jersey City, New Jersey 07302 or by calling toll-free (855) 456-9683.

THE PROPOSAL: TO ELECT CLASS I, CLASS II AND CLASS III TRUSTEES OF THE FUND

The Fund’s Amended and Restated Agreement and Declaration of Trust provides that the Board shall be divided into three classes of Trustees, consisting, as nearly as may be possible, of one-third (1/3) of the total number of Trustees constituting the entire Board. Each class serves for three years with one class being elected each year. Each year the term of office of one class will expire. Alan R. Latshaw and Karen. Hammond were elected by the initial sole shareholder of the Fund as Class II Trustees. At the Fund’s annual meeting of shareholders held on September 27, 2024 (the “2024 annual meeting”), the Board nominated the incumbent Class II Trustees (each, a “Class II Nominee”). No Class II Nominee received the required number of votes to be re-elected or elected to the Board at the 2024 annual meeting. Therefore, Ms. Hammond and Mr. Latshaw continued to serve on the Board as “holdover” Trustees following the 2024 annual meeting. Richard S. Trutanic and David H. Chow were elected by the initial sole shareholder of the Fund as Class III Trustees. Naïm Abou-Jaoudé was appointed as a Class III Trustee on June 7, 2023. At the Fund’s annual meeting of shareholders held on October 1, 2025 (the “2025 annual meeting”), the Board nominated the incumbent Class II and Class III Trustees. No Class II or Class III Nominee received the required number of votes to be re-elected or elected to the Board at the 2025 annual meeting. Therefore, Ms. Hammond, Mr. Latshaw, Mr. Trutanic, Mr. Chow and Mr. Abou-Jaoudé continued to serve as holdover Trustees following the 2025 annual meeting. Susan B. Kerley and Jacques P. Perold were elected by shareholders of the Fund as Class I Trustees at the 2023 annual meeting of shareholders of the Fund. At a June 2026 meeting of the Board, Adeel Jivraj was appointed to serve as a Class I Trustee of the Fund and Stephanie Lynch was appointed to serve as a Class II Trustee of the Fund. The terms of office of the Class I Trustees (i.e. Ms. Kerley, Mr. Perold, and Mr. Jivraj) expire on the date of the Meeting. It is currently anticipated that the Class II Trustees (i.e. Mr. Latshaw, Ms. Hammond and Ms. Lynch) will next stand for election at the Fund’s 2027 annual meeting. It is currently anticipated that the Class III Trustees (i.e., Messrs. Trutanic, Chow and Abou-Jaoudé) will next stand for election at the Funds’ 2028 annual meeting).

The Board, including the Trustees who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) upon the recommendation of the Fund’s Nominating and Governance Committee, which is comprised solely of Trustees who are not “interested persons” of the Fund (the “Independent

Trustees”), have nominated Susan Kerley, Jacques Perold and Adeel Jivraj to serve as Class I Trustees, until the date of the Fund’s meeting in 2029 or until their successors are duly elected and qualify, Stephanie Lynch, Karen Hammond and Alan R. Latshaw to serve as Class II Trustees, until the date of the Fund’s annual shareholder meeting in 2027 or until their successors are duly elected and qualify, and Richard S. Trutanic, David Chow and Naïm Abou-Jaoudé to serve as Class III Trustees, until the date of the Fund’s annual meeting in 2028 or until their successors are duly elected and qualify. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement. The above notwithstanding, it is possible that a Trustee may resign or retire prior to the expiration of his or her term.

The Board knows of no reason why a nominee would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominees as the Board may recommend. Each of the current Trustees is an Independent Trustee, with the exception of Naïm Abou-Jaoudé. The names of the Fund’s nominees for election as Class I, Class II and Class III Trustees and each other Trustee of the Fund, their years of birth, position(s) held with the Fund, principal occupations during the past five years and other directorships held by the nominee or Trustee are provided in the tables below. Information is provided as of June 30, 2026. Unless otherwise noted, the address of each Trustee is c/o New York Life Investment Management, 51 Madison Avenue, New York, New York 10010.

In addition to its oversight of the Fund, the Board oversees New York Life Investments Funds Trust, New York Life Investments Funds, NYLIM VP Funds Trust, NYLI MacKay DefinedTerm Muni Opportunities Fund, and NYLI MacKay Muni Income Opportunities Fund and elects the officers of the Fund who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Officers serve a term of one year and are elected annually by the Board of Trustees. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the U.S. Securities and Exchange Commission (“SEC”) thereunder) of the Fund.

CLASS I TRUSTEES

(Current Trustees with a term expiring at the Annual Meeting to be held in 2026)

Name and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Susan B. Kerley 1951	Class I Trustee	Since 2021 (Chair 2021 to 2024)	President, Strategic Management Advisors LLC (since 1990)	86	New York Life Investments Funds Trust: Chair (2017 to 2024) and Trustee since 1990* (39 funds);
New York Life Investments Funds: Chair (2017 to 2024) and Trustee since 2007 (11 funds);
NYLIM VP Funds Trust: Chair (2017 to 2024) and Trustee since 2007* (33 portfolios);
NYLI MacKay DefinedTerm Muni Opportunities Fund: Chair (2017 to 2024) and Trustee since 2011;
NYLI MacKay Muni Income Opportunities Fund: Chair (March 2024 to December 2024) and Trustee since 2024; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

Name and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee

Jacques P. Perold 1958	Class I Trustee	Since 2021 (Chair since January 2025)	Founder and Chief Executive Officer, CapShift Advisors LLC (2018 to 2022); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	86	New York Life Investments Funds Trust: Chair since 2025 and Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);
New York Life Investments Funds: Chair since 2025 and Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (11 funds);
NYLIM VP Funds Trust: Chair since 2025 and Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
NYLI MacKay DefinedTerm Muni Opportunities Fund: Chair since 2025 and Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
NYLI MacKay Muni Income Opportunities Fund: Chair since 2025 and Trustee since 2024;

Name and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee
Allstate Corporation: Director since 2015; MSCI Inc.: Director since 2017; and CapShift Advisors LLC: Chairman since 2022.

Adeel Jivraj 1970	Class I Trustee	Trustee since June 2026	Retired, Partner, Ernst & Young LLP (2005 to 2025)	86	New York Life Investments Funds Trust: Trustee since January 2026 (39 funds);
New York Life Investments Funds: Trustee since January 2026 (11 funds); NYLIM VP Funds Trust: Trustee since January 2026 (33 portfolios);
NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee since June 2026, Advisory Board Member (January 2026 to May 2026); and
NYLI MacKay Muni Income Opportunities Fund: Trustee since January 2026

CLASS II TRUSTEES

(Current Trustees with a previous term expired at the Annual Meeting held in 2024)

Name and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Alan R. Latshaw 1951	Class II Trustee	Since 2021	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to NYLIM Group of Funds Audit and Compliance Committee (2004 to 2006)	86	New York Life Investments Funds Trust: Trustee since 2007* (39 funds);
New York Life Investments Funds: Trustee since 2006 (11 funds);
NYLIM VP Funds Trust: Trustee since 2007* (33 portfolios);
NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee since 2011; and
NYLI MacKay Muni Income Opportunities Fund: Trustee since 2024.

Stephanie Lynch 1967	Class II Trustee	Since June 2026	Co-Founder and the Managing Partner of Global Endowment Management (GEM) (since 2007)	86	New York Life Investments Funds Trust: Trustee since January 2026 (39 funds);
New York Life Investments Funds: Trustee since January 2026 (11 funds);
NYLIM VP Funds Trust: Trustee since January 2026 (33 portfolios);

Name and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee
NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee since June 2026, Advisory Board Member (January 2026 to May 2026); and NYLI MacKay Muni Income Opportunities Fund: Trustee since January 2026.

Karen Hammond 1956	Class II Trustee	Since 2021	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	86	New York Life Investments Funds Trust: Trustee since 2021, Advisory Board Member (June 2021 to December 2021) (39 funds);
New York Life Investments Funds: Trustee since 2021, Advisory Board Member (June 2021 to December 2021) (11 funds);
NYLIM VP Funds Trust: Trustee since 2021, Advisory Board Member (June 2021 to December 2021) (33 portfolios);
NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee since 2021, Advisory Board Member (June 2021 to December 2021);

Name and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee
NYLI MacKay Muni Income Opportunities Fund: Trustee since 2024;
Two Harbors Investment Corp: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019.

CLASS III TRUSTEES

(Current Trustees with a term expiring at the Annual Meeting to be held in 2025)

Name and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee

Naïm Abou-Jaoudé** 1966	Class III Trustee	Since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023); Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	86	New York Life Investments Funds Trust: Trustee since 2023 (39 funds);
New York Life Investments Funds: Trustee since 2023 (11 funds);
NYLIM VP Funds Trust: Trustee since 2023 (33 portfolios);
NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee since 2023; and
					NYLI MacKay Muni Income Opportunities Fund: Trustee since 2024; and New York Life Investment Management International (Chair) since 2015.

Independent Trustees

David H. Chow 1957	Class III Trustee	Since 2021	Founder and CEO, DanCourt Management, LLC (since 1999)	86	New York Life Investments Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);

Name and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee
New York Life Investments Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (11 funds);
NYLIM VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee since January 2016;
NYLI MacKay Muni Income Opportunities Fund: Trustee since 2024; and
					VanEck Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios).

Richard S. Trutanic 1952	Class III Trustee	Since 2021	Chair and Chief Executive Officer, Somerset & Company (investment and advisory firm) (since 2004)	86	New York Life Investments Funds Trust: Trustee since 2007* (39 funds); New York Life Investments Funds: Trustee since 1994 (11 funds);

Name and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee
NYLIM VP Funds Trust: Trustee since 2007* (33 portfolios); NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee since 2011; and NYLI MacKay Muni Income Opportunities Fund: Trustee since 2024.

1.

The fund complex consists of the Fund, NYLI MacKay DefinedTerm Muni Opportunities Fund, NYLI MacKay Muni Income Opportunities Fund and series of New York Life Investments Funds Trust, New York Life Investments Funds and NYLIM VP Funds Trust (“NYLIM Group of Funds” or “Fund Complex”).

*	Includes prior service as a Director/Trustee of certain predecessor entities to New York Life Investments Funds Trust and NYLIM VP Funds Trust.
**

Mr. Abou-Jaoudé is considered to be an “interested person” of the NYLIM Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE CLASS I, CLASS II AND CLASS III TRUSTEE NOMINEES ON THE ENCLOSED PROXY CARD.

In addition to the information provided in the table above, the following is a brief discussion of the specific experience, qualifications, attributes, or skills that support the conclusion that each Trustee is qualified to serve as a Trustee of the Fund in light of the Fund’s business and structure. The disclosure below regarding the Trustees is not intended to state or imply that any Trustee has any title, expertise or experience that would impose a higher degree of individual responsibility or obligation on such Trustee, either as compared to the other Trustees of the Fund or to Trustees of other mutual funds generally.

Class I Trustees/Nominees

Independent Trustees

Ms. Kerley. Ms. Kerley has served as a Trustee or Director of one or more of the registrants of the NYLIM Group of Funds or a predecessor since 1990, including serving as Chair of the Operations Oversight Committee since January 2025, Chair of the Board from 2017 to 2024 and as Chair of the Contracts Committee of each registrant from 2013 to 2016. Ms. Kerley serves as an Audit Committee Financial Expert for the NYLIM Group of Funds. She had previously served as Chair of the Board of each registrant through 2012. Ms. Kerley also has served as a trustee of another large mutual fund complex since 1991. She has been President of Strategic Management Advisors LLC, an investment consulting firm, since 1990. Ms. Kerley has over 25 years of experience in the investment management industry. She was, until September 2014, a member of the Board of Governors and the Executive Committee of the Investment Company Institute, the national association of U.S. investment companies (“ICI”), and the Chair of the Governing Council of the Independent Directors Council (“IDC”). She served as the Chair of the IDC Task Force on Derivatives in 2008.

Mr. Perold. Mr. Perold has served as a Trustee since 2016 and as an Advisory Board Member of the NYLIM Group of Funds from June 2015 to December 2015. Mr. Perold has served as the Chair of the Board since January 2025 and served as the Chair of the Contracts Committee from 2018 to 2024. Mr. Perold spent the majority of his career at Fidelity Investments and Geode Capital Management, from 1986 until 2014. Mr. Perold was president of Fidelity Management and Research Co., the investment advisor for Fidelity’s family of mutual funds, a position he held from 2009 until his retirement from Fidelity in 2014. He was, until May of 2014, a member of the

Board of Governors and the Executive Committee of the ICI. Mr. Perold has more than 25 years of experience as a senior executive and investment manager of equity and alternative investments for institutional and mutual fund portfolios, with roles in trading, research and portfolio management. Mr. Perold has served as a member of the Board of Directors of MSCI Inc. since 2017 and of the Allstate Corporation since December 2015. He also served as a member of Boston University’s Investment Committee from 2008 to 2019 and was a Trustee of the University until 2019. Since 2019, Mr. Perold has served as a Trustee at Partners in Health. In addition, Mr. Perold previously served as the Chief Executive Officer of CapShift Advisors LLC, a SEC-registered investment adviser, and has served as Chair of the Board since 2022.

Mr. Jivraj. Mr. Jivraj has served as a Trustee since June 2026 and as an Advisory Board Member of the Fund from January 2026 to May 2026. Mr. Jivraj served as a Partner at Ernst & Young LLP (“EY”) from 2005 to 2025 and was the Mid-Atlantic Practice Leader for EY’s Wealth & Asset Management practice from 2017 to 2023. Mr. Jivraj was a member of the Investment Companies Expert Panel (“ICEP”) of the American Institute of Certified Public Accountants from 2010-2014. The ICEP serves the needs of AICPA members on financial and business reporting and audit and attest matters relating to investment companies. Prior to his tenure at EY, Mr. Jivraj served as Assistant Chief Accountant for the SEC. He was later appointed to serve on the SEC’s Asset Management Advisory Committee (“AMAC”) from 2020 to 2021. AMAC was formed to provide SEC with perspectives on asset management and related advice and recommendations. Mr. Jivraj has been a frequent speaker at various asset management industry events and is a Certified Public Accountant.

Class II Trustees/Nominees

Independent Trustees

Ms. Hammond. Ms. Hammond has served as a Trustee since December 2021 and as an Advisory Board Member of the NYLIM Group of Funds from June 2021 to December 2021. Ms. Hammond has served as the Chair of the Contracts Committee since January 2025 and served as the Chair of the Risk and Compliance Oversight Committee from 2021 to 2024. Ms. Hammond serves as an Audit Committee Financial Expert for the NYLIM Group of Funds. Ms. Hammond has over 30 years of experience in the investment management industry, spending the majority of her career with Fidelity Investments from 1993 to 2013. Ms. Hammond served as Senior Vice President of Investment Services for Fidelity Management & Research

Company from 2005 to 2007 and, most recently, was Managing Director of a private equity group within Fidelity from 2007 until 2013. Ms. Hammond also served as a director of real estate investment trusts beginning in 2014. Since 2017, Ms. Hammond has also been a member of the Rhode Island State Investment Committee. Ms. Hammond has been a CFA Charterholder since 1987 and also serves as a director for Two Harbors Investment Corp and Blue Cross Blue Shield of Rhode Island.

Mr. Latshaw. Mr. Latshaw has served as a Trustee or Director of one or more registrants in the NYLIM Group of Funds or a predecessor since 2007. Mr. Latshaw serves as an Audit Committee Financial Expert for the NYLIM Group of Funds. Prior to becoming a Trustee of the NYLIM Group of Funds, Mr. Latshaw served as a consultant to the Audit and Compliance Committee of its Board of Trustees from 2004 through 2006. Mr. Latshaw also served as a trustee of another mutual fund complex from 2005 to 2021. Mr. Latshaw has over 20 years of accounting experience, and has spent the majority of his career focusing on accounting and audit issues related to mutual funds. Mr. Latshaw was a member of the Investment Companies Committee (“ICC”) of the American Institute of Certified Public Accountants, and served as its chairman from 1997-2001. As part of his chairmanship of the ICC, Mr. Latshaw assisted with the development of accounting standards and practices applicable to mutual funds, many of which were the predecessors to generally accepted accounting principles codified by the Financial Accounting Standards Board (“FASB”) in 2009.

Ms. Lynch. Ms. Lynch has served as a Trustee since June 2026 and as an Advisory Board Member of the Fund from January 2026 to May 2026. Ms. Lynch is a Co-Founder and Partner of Global Endowment Management (“GEM”) since 2007, serving as Managing Partner since 2024. Prior to founding GEM, Ms. Lynch held the role of Chief Investment Officer at The Duke Endowment from 1999 to 2007. She served as a portfolio manager at Trade Street Investment Advisers from 1996 to 1999 and at INVESCO Capital Management from 1990 to 1996. Ms. Lynch’s board experience includes serving as a member of the investment committee for the Baby J Fund since 2007 and a trustee for the Thacher School from 2015 to 2024, serving as a member of the advisory board of Avalon Advisors, LLC from 2021 to 2023 and of CBAM Partners from 2021 to 2022, and serving as a member of the investment committee of Novant Asset Management LLC and Novant Health Foundation from 2007 to 2017. Ms. Lynch also had experience as a member of the investment committee and development committee of Florida State University Foundation from 2013 to 2019. Ms. Lynch has over 30 years of experience in the investment management business and has been a CFA® Charterholder since 1992.

Class III Trustees/Nominees

Interested Trustee

Mr. Abou-Jaoudé. Mr. Abou-Jaoudé has served as a Trustee since 2023. Previously, Mr. Abou-Jaoudé was the Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) from 2007 to 2023. Mr. Abou-Jaoudé has also served as Chair of New York Life Investment Management International since 2015. Mr. Abou-Jaoudé has over 30 years of experience in the investment management business.

Independent Trustees

Mr. Chow. Mr. Chow has served as a Trustee since 2016 and as an Advisory Board Member of the NYLIM Group of Funds from June 2015 to December 2015. Mr. Chow has served as the Chair of the Investment Committee since January 2022. Mr. Chow served as the Chair of the Risk and Compliance Oversight Committee from 2017 to 2021. He is founder and CEO of DanCourt Management, LLC, a Registered Investment Advisor since 2012 and a strategy consultancy since 1999. Mr. Chow has over 35 years of experience in capital markets and investments including 15 years as general partner of institutional private equity funds. He has served as a trustee of the VanEck Vectors ETF Trust since 2006 and as Independent Chairman from 2008 to 2022. From 2009 to 2024, he was a trustee of Berea College, serving on the Executive Committee and as the Chairman of the Investment Committee. From 2008 to 2015, he served as a board member and Chairman of the Audit Committee of Forward Management, LLC, an investment management firm specializing in alternative strategies. Mr. Chow served on the Governing Council of the IDC from 2012 to 2020. He has been a CFA Charterholder since 1989, is a former President, and served on the board, of the CFA Society of Stamford from 2009 to 2017.

Mr. Trutanic. Mr. Trutanic has served as a Trustee or Director of one or more of the registrants of the NYLIM Group of Funds or a predecessor since 1994, including serving as the Chair of the Nominating and Governance Committee since 2017, and previously serving as the Chair of the Alternative and Closed-End Funds Oversight Committee and as the Chair of the Brokerage and Expense Committee of NYLIM Group of Funds. Currently, Mr. Trutanic is the Chairman and Chief Executive Officer of Somerset & Company, a private investment and advisory firm focused primarily on private equity and alternative investments for institutional clients and high net worth families. He has extensive investment management experience with several institutional investment firms, including the management of public and private equity investments, with a particular focus on international and alternative investments.

Trustee Qualifications

In evaluating and selecting candidates for the Board, the Board intends to seek individuals who will serve the best interests of the Fund’s shareholders and whose attributes will, among other factors, also complement the experience, skills and diversity of the other Trustees and add to the overall effectiveness of the Board. In the evaluation of such candidates, the Board believes that diversity with respect to factors such as background, education, experience, skills, differences of viewpoint, race, gender, national origin, and other factors that contribute to the Board’s having an appropriate range of expertise, talents, experiences and viewpoints is an important consideration in the Board’s composition.

Board Structure and Leadership

The Board oversees the business and affairs of the Fund as well as key service providers to the Fund, including the services provided to the Fund by the Manager and CBRE Investment Management Listed Real Assets LLC (“CBRE” or “Subadvisor”). The Board holds regularly scheduled meetings on a quarterly basis and other special in-person or telephonic meetings on a quarterly and/or an as needed basis. There are nine Trustees, eight of whom are considered not to be “interested persons” (as that term is defined in the 1940 Act) of the Fund, the Manager or the Subadvisor (“Independent Trustees”) in accordance with rules adopted by the SEC.

The Board has elected an Independent Trustee to serve as its Chair. The Chair is responsible for setting the agendas of all regular and special Board meetings, assists in identifying the information to be presented to the Board with respect to matters to be acted upon by the Board, and presides over all Board meetings. In between meetings, the Chair is responsible for communicating with other Trustees, Fund officers, and personnel of the Manager and other service providers as necessary to enable the Board to carry out its primary responsibility of overseeing the Fund and its operations.

As discussed further below, the Board has established various Committees through which the Trustees focus on matters relating to particular aspects of the Fund’s operations, such as valuation of portfolio holdings, investments, risk oversight and compliance, Fund fees and expenses and financial reporting. The Trustees periodically review the effectiveness of the Committee structure and each Committee’s responsibilities and membership.

The Trustees believe that the Board’s leadership and committee structure is appropriate in light of the nature and size of the Fund because, among other things, it fosters strong communication between the Board, its individual members, the Manager and other service providers, allocates responsibilities among the Committees and permits Committee members to focus on particular areas involving the Fund. In addition, the Committees support and promote the Independent Trustees in their oversight of the Fund’s operations and their independent review of proposals made by the Manager.

Risk Oversight

While responsibility for day-to-day risk management relating to the Fund and its operations resides with the Manager, Subadvisor or other service providers (subject to the supervision of the Manager), the Board actively performs a risk oversight function, both directly and through its Committees, as described below. The Board and its Committees exercise this function through regular and special Board and Committee meetings during which the Board and its Committees meet with representatives of the Manager, the Subadvisor and other key service providers. In addition, the Board has established an Operations Oversight Committee that has the responsibility of coordinating the Board’s oversight of the implementation of the risk management and compliance programs of, and related to, the Fund. The Audit Committee also meets regularly with the Fund’s independent registered public accounting firm and Principal Financial and Accounting Officer to discuss internal controls and financial reporting matters, among other things. Senior management of the Manager and senior officers of the Fund regularly report to the Board and the Committees on a variety of risk areas relating to the Fund, including, but not limited to, investment/portfolio risks (e.g., performance, compliance, counterparty, credit, liquidity and valuation risks) and operational/enterprise risks (e.g., financial, reputational, compliance, litigation, personnel and business continuity risks), as well as more general business risks. The Board reviews and considers, on an ongoing basis, these reports as well as reports on the Fund’s performance, operations and investment practices. The Board also conducts reviews of the Manager in its role in managing the Fund’s operations. In addition, the Board has engaged independent counsel to the Independent Trustees and consults with such counsel both during and between meetings of the Board and the Committees.

The Board and the Operations Oversight Committee also meet regularly with the Fund’s Chief Compliance Officer (“CCO”), who reports directly to the Board. The CCO has responsibility for, among other things, testing the compliance procedures of the Fund and its service providers. The CCO regularly discusses issues related to compliance and provides a quarterly report to the Board regarding the Fund’s compliance program. In order to maintain a robust risk management and compliance program for the Fund, the Board and the Operations Oversight Committee also regularly review and consider for approval, as necessary, the Fund’s compliance policies and procedures and updates to these procedures, as well as review and consider for approval the compliance policies and procedures of certain of the Fund’s service providers to the extent that those policies and procedures relate to the operations of the Fund. In addition to the meetings with various parties to oversee the risk management of the Fund, the Board and its Committees also receive regular written reports from these and other parties which assist the Board and the Committees in exercising their risk oversight function.

The Board also benefits from other risk management resources and functions within the Manager’s organization, such as the Manager’s risk management personnel and the internal auditor of the Manager’s parent company. For example, the Board and the Operations Oversight Committee meet periodically with the Manager’s risk management personnel, including the Manager’s Chief Risk Officer (“CRO”). The CRO is responsible for overseeing the measurement and monitoring of operational risks across the Manager’s enterprise. In addition, the Board benefits from the work of the Manager’s Risk Management Committee, which is comprised of senior personnel of the Manager and seeks to identify and address material risks within the Manager’s businesses across its multi-boutique structure. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to mitigate or eliminate all risks and their possible effects, and that it may be necessary to bear certain risks (such as investment risks) to achieve the Fund’s investment objectives. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board Committees

The committees of the Board include the Audit Committee, the Contracts Committee, the Investment Committee, the Nominating and Governance Committee and the Oversight Committee.

Audit Committee. The primary purposes of the Audit Committee are to oversee the Fund’s processes for accounting, auditing, financial reporting and related internal controls and compliance with applicable laws and regulations. The members of the Audit Committee include Alan R. Latshaw (Chairman), Karen Hammond, Adeel Jivraj, Susan B. Kerley and Stephanie Lynch. The Audit Committee held 6 meetings during the fiscal year ended May 31, 2026. A copy of the Audit Committee Charter is attached as Exhibit D.

Contracts Committee. The primary purposes of the Contracts Committee are to assist the Board in overseeing contracts to which the Fund is, or proposed to be, a party and to ensure that the interests of the Fund and its shareholders are served by the terms of these contracts. The Committee will oversee the process of evaluating new contracts, reviewing existing contracts on a periodic basis and may, at its discretion or at the request of the Board, make recommendations to the Board with respect to any contracts affecting the Fund. The members of the Contracts Committee include Karen Hammond (Chair), David H. Chow, Adeel Jivraj, Susan B. Kerley, Alan R. Latshaw, Stephanie Lynch, Jacques P. Perold and Richard S. Trutanic. The Contracts Committee held 5 meetings during the fiscal year ended May 31, 2026.

Investment Committee. The primary purposes of the Investment Committee are to assist the Board in overseeing the portfolio management, performance and brokerage practices relating to the Fund and to consider any investment-related proposals that the Manager may make from time to time. The members of the Investment Committee include David H. Chow (Chairman), Karen Hammond, Adeel Jivraj, Susan B. Kerley, Alan R. Latshaw, Stephanie Lynch, Jacques P. Perold and Richard S. Trutanic. The Investment Committee held 7 meetings during the fiscal year ended May 31, 2026.

Nominating and Governance Committee. The primary purposes of the Nominating and Governance Committee are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and (c) compensation for Trustees; (3) identify and recommend qualified individuals for Board membership and for the chairmanship of the Board; (4) make recommendations to the Board with respect to the Board’s committee structure, committee membership and chairmanship; and (5) oversee the self-assessment of the Board, its committees and its members. The members of the Nominating and Governance Committee include Richard S. Trutanic (Chair), David H. Chow, Karen Hammond, Adeel Jivraj, Susan B. Kerley, Alan R. Latshaw, Stephanie Lynch and Jacques P. Perold. The Nominating and Governance Committee held 5 meetings during the fiscal year ended May 31, 2026. A copy of the Nominating and Governance Committee Charter is attached as Exhibit E.

The Nominating and Governance Committee has adopted Policies for Consideration of Trustee candidates (the “Candidate Policy”), which are formal policies on the consideration of Trustee candidates, including nominees recommended by shareholders. The Nominating and Governance Committee may solicit suggestions for nominations from any source that it deems appropriate, including independent consultants engaged specifically for such a purpose.

Shareholders or shareholder groups submitting candidates to the Nominating and Governance Committee must show that the candidate satisfies the Nominating and Governance Committee qualifications for submission, at the time of submitting the candidate to the attention of the Fund’s Secretary, who will provide all qualified submissions to the Nominating and Governance Committee. This submission to the Secretary of the Fund must include: (a) contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder or shareholder group which provides the number of shares for which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares and (v) stating that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate’s contact information and the number of applicable Fund shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”); and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Fund’s proxy statement, if so designated by the Nominating and Governance Committee and the Board. It shall be in the Nominating and Governance Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration. No nominee recommendations have been received from shareholders.

Operations Oversight Committee. The primary purpose of the Operations Oversight Committee is to assist the Board in overseeing the policies, procedures, practices and systems relating to identifying and managing the various risks and compliance matters that are or may be applicable to the Fund. The Operations Oversight Committee serves as the primary link between significant areas of risk management and compliance that may affect the Fund, the Manager and Subadvisor and other service providers to the Fund. The Operations Oversight Committee also oversees the implementation of the Fund’s proxy voting policies and procedures, the implementation of the Fund’s and New York Life Investment Management’s valuation procedures and New York Life Investment Management as valuation designee in the performance of fair value determinations. The Operations Oversight Committee shall recognize the risk and compliance oversight roles of other committees of the Board and shall defer to such other committees with respect to compliance or risk oversight matters that relate specifically to the purposes or responsibilities of such other committees.

The Operations Oversight Committee shall not assume any day-to-day compliance or risk management functions or activities. The Fund’s Manager, Subadvisor and other service providers (“Fund management”) are responsible for the day-to-day implementation, maintenance, and administration of the compliance policies and procedures of the Fund that are required to be reasonably designed to ensure compliance by the Fund and its primary service providers with applicable federal securities laws. The Fund’s CCO shall oversee Fund management’s execution of its aforementioned compliance responsibilities. Fund management is responsible for the day-to-day implementation, maintenance and administration of policies, procedures, systems and practices designed to identify, monitor and control risks to which the Fund is or may be exposed. The CRO shall oversee Fund management’s execution of its aforementioned risk management responsibilities. The members of the Operations Oversight Committee include: Susan B. Kerley (Chair), David H. Chow, Karen Hammond, Adeel Jivraj, Alan R. Latshaw, Stephanie Lynch, Jacques P. Perold and Richard S. Trutanic. The Operations Oversight Committee held 7 meetings during the fiscal year ended May 31, 2026.

Board and Committee Meetings

During the Fund’s fiscal year ended May 31, 2026, the Board held 7 regular meetings and no special meetings. Each Committee held meetings as discussed above. Each Trustee then in office attended 75% or more of the aggregate number of regular and special meetings of the Board and those Committees of which each Trustee is a member.

Trustee Attendance at Shareholder Meetings

While the Fund has no formal policy regarding Trustee attendance at shareholder meetings, the Fund’s Trustees may attend shareholder meetings and receive reports on actions taken at shareholder meetings. Six Trustees were present at the Fund’s 2025 annual meeting of shareholders held on October 1, 2025.

Beneficial Ownership by Trustees

As of May 31, 2026, the dollar range of equity securities owned by each Trustee in the Fund (including beneficially) and in any registered investment company overseen by the Trustees within the same family of investment companies as the NYLIM Group of Funds was as follows:

Interested Trustee

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Naïm Abou-Jaoudé	None	None

Independent Trustees

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
David H. Chow	None	Over $100,000
Karen Hammond	None	Over $100,000
Adeel Jivraj	None	$50,001- $100,000
Susan B. Kerley	None	Over $100,000
Alan R. Latshaw	None	Over $100,000
Stephanie Lynch	None	None
Jacques P. Perold	Over $100,000	Over $100,000
Richard S. Trutanic	$10,001-$50,000	Over $100,000

Trustee Compensation

The following table reflects the compensation received by certain Trustees for the fiscal year ended May 31, 2026, from the Fund and the Fund Complex. The Fund Complex consists of the Fund, as well as New York Life Investments Funds Trust, New York Life Investments Funds, NYLIM VP Funds Trust, NYLI MacKay DefinedTerm Muni Opportunities Fund and NYLI MacKay Muni Income Opportunities Fund, which are registrants not discussed in this proxy statement. The Independent Trustees receive from the

Fund Complex, either directly or indirectly, an annual retainer and a fee for each regularly scheduled Board meeting and associated Committee meetings attended and may receive fees for attending other Board meetings and associated Committee meetings on a case-by-case basis. The Chair of the Board is paid an additional annual fee. Trustees also are reimbursed for all out-of-pocket expenses related to attendance at Board and Committee meetings. Each fund in the Fund Complex pays a pro-rata share of these fees based on its net assets relative to the other funds in the Fund Complex as of the end of the relevant fiscal year.

Trustee	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustee[1]
David H. Chow	$3,181	None	None	$420,000
Karen Hammond	$3,181	None	None	$420,000
Adeel Jivraj	$1,381	None	None	$180,000
Susan B. Kerley	$3,181	None	None	$420,000
Alan R. Latshaw	$3,181	None	None	$420,000
Stephanie Lynch	$1,381	None	None	$180,000
Jacques P. Perold	$3,636	None	None	$480,000
Richard S. Trutanic	$3,181	None	None	$420,000

1.

Includes compensation paid by New York Life Investments Funds Trust, New York Life Investments Funds, NYLIM VP Funds Trust, NYLI MacKay DefinedTerm Muni Opportunities Fund, NYLI MacKay Muni Income Opportunities Fund and the Fund.

As of the date of this proxy statement, the Trustees and Officers of the Fund as a group owned less than 1% of beneficial interests of the Fund.

Officers

The following individuals are officers of the Fund: Jack R. Benintende, Kevin M. Gleason, Kirk C. Lehneis, J. Kevin Gao, and Scott T. Harrington. Exhibit C includes certain information concerning these officers.

Section 16(a) Beneficial Ownership Reporting Compliance/Delinquent Reports

Section 16(a) of the 1934 Act requires the Fund’s executive officers, directors and certain persons affiliated of the manager, and persons who own beneficially, directly or indirectly, more than 10% of the Fund’s outstanding interests (collectively, the “Reporting Persons”), file Forms 3, 4, and 5 with the SEC, by or on behalf of the Reporting Persons. Reporting Persons are required by SEC regulations to furnish to the Fund copies of all Section 16(a) forms they filed with respect to shares of the Fund. Based solely upon a review of copies of such reports of ownership, as of the date of this Proxy Statement, we believe that the Reporting Persons complied with all applicable Section 16(a) reporting requirements and that all required reports were filed in a timely manner.

Quorum and Required Vote

Thirty-three and one-third percent (33 1⁄3%) of the Fund’s outstanding shares entitled to vote at the Meeting shall constitute a quorum. Provided that a quorum is present at the Meeting, the affirmative vote of at least a majority of the shares then entitled to vote is necessary for the election of a Trustee.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE CLASS I, CLASS II AND CLASS III TRUSTEE NOMINEES.

Independent Registered Public Accounting Firm

The firm of KPMG LLP (“KPMG”) has been selected as the independent registered public accounting firm (“independent auditors”) for the Fund. KPMG acted as independent auditors of the Fund for its most recently completed fiscal year and has been appointed as independent auditors for the Fund’s current fiscal year. If a subsequent determination is made that KPMG’s objectivity and impartiality has been impaired with respect to the planning for and execution of the Fund’s audit, then the Fund may no longer be able to continue to utilize KPMG as the Fund’s auditor and would need to obtain audit services from a different independent registered public accounting firm.

The Audit Committee must approve all audit and non-audit services provided by the Fund’s independent auditors relating to the operations or financial reporting of the Fund. The Audit Committee reviews any audit or non-audit services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted pre-approval policies and procedures (“Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Fund by the independent auditors, and (ii) all permissible non-audit services to be provided by such independent auditors to New York Life Investment Management and to any entity controlling, controlled by or under common control with New York Life Investment Management that provides ongoing services to the Fund (collectively, “Service Affiliates”) if the services directly relate to the Fund’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent auditors to certify the Fund’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Fund and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Fund or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

The Audit Committee has reviewed and discussed with the management of the Fund and representatives from KPMG the audited financial statements for the Fund’s last fiscal year. The Audit Committee has discussed with KPMG its judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters required to be discussed with the Audit Committee by Statement on Auditing Standards No. 114 (The Auditor’s Communication with Those Charged with Governance). The Audit Committee received and reviewed the written disclosures and the letter from KPMG required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect. The Audit Committee also discussed with a representative of KPMG the independent auditor’s independence. The Board also considered fees received by KPMG from New York Life Investment Management and its affiliates during the last fiscal year in connection with its consideration of the auditors’ independence. Based on the foregoing discussions with management and the independent auditors, the Audit Committee recommended to the Board that the aforementioned audited financial statements be included in the Fund’s annual report to shareholders for the last fiscal year.

All members of the Audit Committee meet the standard of independence set forth in the listing standards of the NYSE and are not considered to be “interested persons” under the 1940 Act. The Board has adopted a formal charter for the Audit Committee setting forth its responsibilities.

Audit Fees

For the fiscal year ended May 31, 2026, the aggregate fees billed for professional services rendered by KPMG for the audit of the Fund’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements were $69,600. For the fiscal year ended May 31, 2025, such audit fees for the Fund were $66,900.

Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were: (i) $0 during the fiscal year ended May 31, 2026; and (ii) $0 during the fiscal year ended May 31, 2025.

All Other Fees

There were no other audit related or other fees paid to KPMG by the Fund.

Aggregate Non-Audit fees to the Fund, New York Life Investment Management and Service Affiliates

The aggregate non-audit fees billed by KPMG for services rendered to New York Life Investment Management (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund were approximately: (i) $325,907 for the fiscal year ended May 31, 2026; and (ii) $96,450 for the fiscal year ended May 31, 2025.

COMMUNICATIONS TO THE BOARD

Shareholders who wish to communicate to the Board may address correspondence to J. Kevin Gao, Secretary of the Fund, c/o the Fund at 51 Madison Avenue, New York, New York 10010. Shareholders may also send correspondence to any individual Trustee, c/o the Fund at 51 Madison Avenue, New York, New York 10010. Without opening any such correspondence, management of the Fund will promptly forward all such correspondence to the addressed recipient(s).

OTHER INFORMATION

Investment Manager. New York Life Investment Management, 51 Madison Avenue, New York, New York 10010, serves as investment manager to the Fund.

Subadvisor. CBRE Investment Management Listed Real Assets LLC, 555 East Lancaster Avenue, Suite 120, Radnor, Pennsylvania 19087, serves as subadvisor to the Fund.

Custodian and Sub-Administrator. JPMorgan Chase Bank, N.A., 4 Chase Metrotech Center, Brooklyn, New York 11245, serves as the custodian of the Fund’s assets and provides sub-administration and sub-accounting services to the Fund.

Transfer Agent. Computershare Trust Company (“Computershare”), 150 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s transfer agent.

Independent Auditors. KPMG, 1735 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103-7501, serves as the Fund’s independent auditors.

Proxy Solicitation. This proxy solicitation is being made by the Board for use at the Meeting. The solicitation of proxies will be primarily by mail. In order to obtain the necessary quorum and shareholder participation at the Meeting, supplementary solicitation may be made by mail, telephone, or agents of the Fund. Authorization to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that the Fund believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

If a shareholder wishes to participate in the Meeting, but does not wish to authorize a proxy by telephone or Internet, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend the Meeting. Any proxy given by a shareholder is revocable. A shareholder may revoke a proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy card, giving written notice to the Fund addressed to EQ Fund Solutions, 28 Liberty Street, 53rd Floor, New York, New York 10005 or by attending the Meeting and voting in-person.

The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. EQ Fund Solutions has been engaged by the Fund to assist in the distribution and solicitation of proxies. New York Life Investment Management estimates total cost to be between $40,000 and $50,000, plus reasonable out-of-pocket expenses.

Householding. Unless you have instructed the Fund not to, only one copy of this proxy solicitation will be mailed to multiple Fund shareholders of record who share a mailing address (a “Household”). If you need additional copies of this proxy solicitation, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Fund, you may write to the Fund at New York Life Investment Management, 30 Hudson Street, Jersey City, New Jersey 07302 or by calling toll-free (855) 456-9683. If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Fund, you may write to the Fund at New York Life Investment Management, 30 Hudson Street, Jersey City, New Jersey 07302 or by calling toll-free (855) 456-9683.

Shareholder Proposals. For the Fund’s annual meeting of shareholders in 2027, shareholder proposals to be included in the Fund’s Proxy Statement for that meeting must be received no later than 5:00 PM Eastern Time on March 26, 2027. Such proposals should be sent to the Fund, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Proxy Statement. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Exchange Act, other applicable law and the requirements of the Fund’s governing instruments, as in effect from time to time.

Fund Reports. The Fund’s most recent annual report and semi-annual report were mailed to shareholders. Copies of these reports are available upon request, without charge, by writing the Fund at New York Life Investment Management, 30 Hudson Street, Jersey City, New Jersey 07302 or by calling toll-free (855) 456-9683.

EXHIBIT A

OUTSTANDING SHARES AS OF THE RECORD DATE JULY 6, 2026

Share Class	Number of Shares Outstanding
Common Shares	52,047,534

A-1

EXHIBIT B

SHAREHOLDERS OWNING 5% OR MORE OF SHARES OF THE FUND

As of July 6, 2026, the following accounts held of record 5% or more of the outstanding shares of the Fund. Except as noted below, management does not have knowledge of beneficial owners.

Beneficial Owner’s Name and Address	Class of Shares	Number of Shares	Percentage of Shares
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED MONICA HERNANDEZ 9000 SOUTHSIDE BLVD. BLDG 300 JACKSONVILLE, FL 32256	Common	4,865,173.00	9.35%

MORGAN STANLEY SMITH BARNEY LLC JOHN BARRY 1300 THAMES ST 6TH FLOOR BALTIMORE, MD 21231	Common	13,317,220.00	25.59%

WELLS FARGO CLEARING SERVICES LLC MATT BUETTNER 2801 MARKET STREET H0006-09B ST. LOUIS, MO 63103	Common	3,656,354.00	7.03%

RAYMOND JAMES & ASSOCIATES, INC. MELISSA STUDZIN 880 CARILLON PKWY SAINT PETERSBURG, FL 33716	Common	9,424,486.00	18.11%

NATIONAL FINANCIAL SERVICES LLC PETER CLOSS 499 WASHINGTON BOULEVARD JERSEY CITY, NJ 07310	Common	3,792,390.00	7.29%

B-1

EXHIBIT C

OFFICERS OF THE FUND*

Name and Year of Birth	Position with the Fund	Term of Office and Year First Elected or Appointed	Principal Occupation(s) During Past Five Years
Kirk C. Lehneis 1974	President	Indefinite term (Since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of New York Life Investments ETF Trust and New York Life Investments Active ETF Trust (since 2018); President, NYLI MacKay Muni Income Opportunities Fund (since 2024), NYLI CBRE Global Infrastructure Megatrends Term Fund (since 2021), NYLI MacKay DefinedTerm Muni Opportunities Fund, New York Life Investments Funds Trust, New York Life Investments Funds and NYLIM VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC

Name and Year of Birth	Position with the Fund	Term of Office and Year First Elected or Appointed	Principal Occupation(s) During Past Five Years
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer	Indefinite term (Since 2011)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, NYLI MacKay Muni Income Opportunities Fund (since 2024), NYLI CBRE Global Infrastructure Megatrends Term Fund (since 2021), NYLI MacKay DefinedTerm Muni Opportunities Fund (since 2011) New York Life Investments Funds Trust (since 2009), New York Life Investments Funds and NYLIM VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012) and Vice President, New York Life Investments ETF Trust and New York Life Investments Active ETF Trust (since 2023).

J. Kevin Gao 1967	Secretary and Chief Legal Officer	Indefinite term (Since 2011)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, NYLI MacKay Muni Income Opportunities Fund (since 2024), NYLI CBRE Global Infrastructure Megatrends Term Fund (since 2021), NYLI MacKay DefinedTerm Muni Opportunities Fund (since 2011) New York Life Investments Funds Trust, New York Life Investments Funds and NYLIM VP Funds Trust (since 2010)**

Name and Year of Birth	Position with the Fund	Term of Office and Year First Elected or Appointed	Principal Occupation(s) During Past Five Years
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer	Indefinite term (Since 2022)	Vice President and Chief Compliance Officer, New York Life Investments ETF Trust and New York Life Investments Active ETF Trust (since 2022); Vice President and Chief Compliance Officer, NYLI MacKay Muni Income Opportunities Fund (since 2024), NYLI CBRE Global Infrastructure Megatrends Term Fund, New York Life Investments Funds Trust, New York Life Investments Funds, NYLIM VP Funds Trust and NYLI MacKay DefinedTerm Muni Opportunities Fund (since 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022).

Name and Year of Birth	Position with the Fund	Term of Office and Year First Elected or Appointed	Principal Occupation(s) During Past Five Years
Scott T. Harrington 1959	Vice President – Administration	Indefinite term (Since 2011)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, NYLI MacKay Muni Income Opportunities Fund (since 2024), NYLI CBRE Global Infrastructure Megatrends Term Fund (since 2021), NYLI MacKay DefinedTerm Muni Opportunities Fund (since 2011), New York Life Investments Funds Trust (since 2009), New York Life Investments Funds and NYLIM VP Funds Trust (since 2005)**.

*

The Officers listed above are considered to be “interested persons” of the Fund within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to NYLIM VP Funds Trust.

EXHIBIT D

NYLI MACKAY DEFINEDTERM MUNI OPPORTUNITIES FUND

AND

NYLI CBRE GLOBAL INFRASTRUCTURE MEGATRENDS TERM FUND

(each, a “Fund” and together, the “Funds”)

AUDIT COMMITTEE CHARTER

I.	Formation

The Board of Trustees (the “Board”) of each Fund has established an Audit Committee (the “Committee”), subject to the terms and conditions of this Charter. The Committees may meet and act jointly. References in this Charter to “Committee” are, as the context warrants, to each Committee or to the Committees acting jointly as a single body. This Charter is intended to govern the conduct of each Committee, as well as the Committees’ joint actions.

II.	Purpose

The purpose of the Committee is to oversee: (i) the Funds’ accounting and financial reporting policies and practices; (ii) the Funds’ internal controls and, as appropriate, the internal controls of certain service providers; and (iii) the integrity, quality and objectivity of the Funds’ financial statements and the independent audit thereof, including, but not limited to, oversight of the qualifications and independence of each Fund’s independent auditor.

The Committee will assist the Board in its oversight of the Funds’ compliance with legal and regulatory requirements. The Committee will also report to the Board, if necessary, any relationships between the independent auditor and each Fund, or any other relationships, which come to the Committee’s attention that may adversely affect the independence of the auditor. As part of its purpose, the Committee shall be responsible for the preparation of the report of the Committee as required by the U.S. Securities and Exchange Commission (the “SEC”) to be included in the Funds’ proxy statement.

The function of the Committee is to provide oversight; it is the responsibility of each Fund and each Fund’s investment adviser to maintain appropriate systems for accounting and internal control, and it is the responsibility of each Fund’s independent auditor to plan and carry out a proper audit.

The independent auditor of each Fund shall be directly accountable to the Committee.

III.	Membership

The Committee shall be composed of at least three (3) Board members. Each member shall not be an “interested person” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”)) of each Fund (an “Independent Trustee”) and “independent” under Rule 10A-3(b)(1)(iii) under the Securities Exchange Act of 1934, as amended, and applicable listing exchange rules, and the rules adopted under Section 301 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”). In addition, each member shall have the additional qualifications indicated below. The Board, upon the recommendation of the Nominating and Governance Committee, will select the members of the Committee and the chair of the Committee.

IV.	Qualifications of Committee Members

1.	Members of the Committee must be members of the Board and may not be officers of the Funds and should be free of any relationships that would interfere with the exercise of independent judgment.

2.

Each member of the Committee must be financially literate, or become financially literate within a reasonable period of time after his or her appointment to the Committee, as such qualification is interpreted by the Board in its business judgment. At least one member of the Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. Any member identified as an “audit committee financial expert” pursuant to Item 407(d)(5) of Regulation S-K or Item 3 of Form N-CSR may be deemed to have accounting or related financial management expertise.[1]

1

The designation of a person as an audit committee financial expert is not intended to impose any greater responsibility or liability on that person than the responsibility or liability imposed on such person as a member of the Audit Committee, nor does it decrease the duties and obligations of the other Audit Committee members of the Board.

3.

Unless exempted by an order of the SEC, each member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board, or any other committee of the Board, directly or indirectly, accept any consulting, advisory, or other compensatory fee from the Funds.

V.	Duties and Powers

In carrying out this purpose, the Committee will, as it deems necessary or appropriate, carry out the following functions:

1.

To annually select, retain or terminate each Fund’s independent auditor and, in connection therewith, to evaluate the qualifications and the independence of the auditor, including whether the auditor provides any consulting, auditing or tax services to the investment adviser, and to receive the auditor’s specific representations as to their independence, delineating all relationships between the auditor and each Fund, consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Committee concerning independence. The Committee shall assess the independence of each Fund’s independent auditor, and obtain and review the independent auditor’s disclosures and representations with respect to its independence and its compliance with the independence requirements of SEC Regulation S-X and the independence standards set forth by the Public Company Accounting Oversight Board. The Committee is responsible for actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor;

2.

To review in advance, and consider approval of, any and all proposals by management of each Fund or the investment adviser of each Fund, or their affiliated persons, for each Fund to employ an independent auditor to render “permissible non-audit services”[2][1] to each Fund and to consider whether such services are consistent with the independent auditor’s independence.[3] The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to each Fund. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next regularly scheduled meeting. The Committee shall communicate any pre-approval made by it or a Delegate to each Fund’s investment adviser, who is responsible for ensuring that the appropriate disclosure is made in each Fund’s periodic reports required by Section 13(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and other documents as required under the federal securities laws;

3.	To select, recommend and engage a new independent auditor for a Fund, should it prove necessary, subject to ratification by the Board and shareholder approval, if required;

4.

To review and oversee, in advance and in consultation with each Fund’s independent auditor, the staffing of the audit of each Fund’s financial statements and obtain from the independent auditor a written representation that it has appointed a lead auditor and/or

2

“Permissible non-audit services” include any professional services, including tax services, provided to each Fund by the independent auditor, other than those provided to each Fund in connection with an audit or a review of the financial statements of each Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of each Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

3

Failure to obtain timely pre-approval by the Committee of any permissible non-audit services is not considered a regulatory violation of the SEC pre-approved requirements so long as: (i) the aggregate amount of all such permissible non-audit services provided to each Fund constitutes not more than 5% of the total amount of revenues paid by each Fund to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by each Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or its Delegate(s) (as defined below) prior to the completion of the audit. See Section 10A(h)(i)(1)(B) of the Exchange Act and Rule 2-01 under Regulation S-X (Section (c)(7)).

review partner who has not acted in such capacity for each Fund in each of the Funds’ previous five (5) fiscal years;

5.	To meet with each Fund’s independent auditor and Fund management, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits, and the fees proposed to be charged in connection with such services; (ii) discuss each Fund’s audited annual financial statements and unaudited semi-annual financial statements, including each Fund’s disclosure of management’s discussion of Fund performance; (iii) discuss any matters of concern relating to each Fund’s financial statements, including any adjustments to such statements recommended by the auditor, or other results of said audit(s), including matters required to be discussed by applicable auditing standards, and the management’s response to such matters; (iv) consider the auditor’s comments with respect to each Fund’s financial policies, procedures and internal accounting controls and management’s responses thereto; (v) review the form of opinion the auditor proposes to render to the Board and shareholders; and (vi) review the performance of the auditor;

6.	To oversee the work of each Fund’s independent auditor, and resolve disagreements, if any, between the independent auditor and management regarding financial reporting;

7.

To consider the effect on each Fund of any proposed changes in accounting principles or practices, and review with each Fund’s independent auditor and with management significant current financial reporting issues;

8.

To consider, in consultation with each Fund’s independent auditor: (i) material questions of choice with respect to appropriate accounting principles and practices to be used in the preparation of the financial statements of each Fund and the effect upon each Fund of any proposed changes in accounting principles or practices; (ii) all critical accounting policies and practices to be used; (iii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of each Fund, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by each Fund’s independent auditor; (iv) reasons for major year-to-year variations in financial statements; (v) reports of any significant accounting accruals, reserves, estimates made by management, and provisions for contingent liabilities; and (vi) any other material written communications between each Fund’s independent auditor and management, such as any management letter or schedule of unadjusted differences;

9.	To review the fees charged by the auditor for audit and permissible non-audit services;

10.

To review, in consultation with the independent auditor, each Fund’s system of internal controls, including: (i) the security of tangible and intangible Fund assets and the security of computer systems and facilities; (ii) instances of employee defalcation and violations of the Code of Ethics and other Fund policies and procedures; and (iii) reports from Fund counsel with respect to compliance with laws and regulations, significant litigation, and possible impact on financial results;

11.	To establish rules and procedures necessary for the Committee to fulfill its responsibilities and conduct its business;

12.

To discuss, on an annual basis, policies with respect to risk assessment and risk management, including (i) a discussion of each Fund’s guidelines and policies to govern the process by which Fund management assesses and manages each Fund’s exposure to risk; (ii) a discussion of each Fund’s major financial risk exposures and the steps Fund management has taken to monitor and control such exposures; and (iii) a general review of the processes which Fund management have in place to manage and assess risk, in coordination with the Risk and Compliance Oversight Committee of the Board, if any;

13.	To investigate improprieties or suspected improprieties in Fund operations, as they are presented to the Committee or brought to the attention of the Committee;

14.	To discuss, to the extent applicable, any press release containing earnings or financial information or any such information provided to the public or analysts and rating agencies;

15.	To investigate matters brought to its attention within the scope of its duties;

16.

To develop, establish and periodically review procedures for: (i) the receipt, retention and treatment of complaints received by each Fund from any source regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of each Fund or its service providers of concerns regarding questionable accounting or auditing matters related to each Fund;

17.

To receive and take appropriate action with respect to any reports of evidence of a material violation of any Federal or State securities law, breach of fiduciary duty, or similar violations that may be made pursuant to each Fund’s procedures implementing the standards of professional conduct for attorneys prescribed by the SEC;

18.

To review the quarterly reports from the Valuation Designee as required by Rule 2a-5 under the 1940 Act and as described in the Funds’ and New York Life Investments’ Valuation Procedures (the “Valuation Procedures”), including such information as may be reasonably necessary for the Committee to evaluate the matters covered in the report. Annual reports generally will be reviewed by the Operations Oversight Committee of the Board, although the Committee may receive other reports regarding material fair valuation matters from time to time; and

19.

To review and consider contract, investment, and compliance and risk-related and any other matters relevant to the duties and responsibilities of the Committee, in coordination with one or more of the other committees of the Board, as appropriate.

20.	To consider such other matters as applicable laws or regulations may require or the Committee may deem appropriate in carrying out its duties and responsibilities.

VI.	Other Powers and Responsibilities of the Committee

In carrying out its purpose, the Committee shall have the following powers and responsibilities:

1.

Consistent with the terms of this Charter, to meet with and obtain information and reports from each Fund’s current or proposed service providers on such subjects relating to each Fund’s accounting, auditing, financial reporting and internal control processes or on such other matters as the Committee, in its discretion, may deem necessary or appropriate;

2.	To recommend to the Board appropriate action with respect to any matter within the scope of the Committee’s duties and responsibilities;

3.

To have the resources and authority appropriate to discharge its responsibilities, including authority to: (i) engage legal counsel and to retain experts or other persons with specific competence at the expense of each Fund; (ii) compensate any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for each Fund; and (iii) determine and request appropriate funding from each Fund to cover the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties;

4.

To make a report as required by Item 407(d) of Regulation S-K, annually, indicating whether the Committee: (i) reviewed and discussed the financial statements with management; (ii) discussed with each Fund’s independent auditor the matters required by applicable auditing standards; and (iii) received the written disclosures and the letter from each Fund’s independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Committee concerning independence, and discussed with the independent auditor their independence. The Committee’s report should also indicate whether the Committee, based on its review and its discussions with management and each Fund’s independent auditor, recommends to the Board that the financial statements be included in each Fund’s annual report for the last fiscal year;

5.

To conduct, on an annual basis, a self-evaluation to review fulfillment of its mission and responsibilities, and to consider any existing deficiencies or possible improvements in the Committee’s operations;

6.	To delegate any portion of its authority to a Delegate, with any action taken pursuant to such delegation to be reported to the Committee at its next regularly scheduled meeting; and

7.	To perform such other duties as are consistent with the Committee’s purposes or are assigned to the Committee by the Board from time to time.

VII.	Reporting

At each regular meeting of the Board following a Committee meeting, the Committee may, in response to a request from the Chair of the Board, report to the Board on its activities and its findings and recommendations, if any.

VIII.	Meetings

A majority of the members of the Committee must be present to constitute a quorum for the transaction of the Committee’s business. The Committee will meet in person at least as frequently as required by applicable law, regulation or regulatory guidance. The Committee will hold, whether in person, telephonically or by videoconference, such other regular or special meetings, pursuant to such notice and call, as it may determine in its discretion. At least once annually, the Committee will meet in person with each Fund’s independent auditor outside of the presence of management, and with management outside of the presence of the independent auditor. The Committee will meet at least twice annually with the Treasurer of each Fund and may confer with each Fund’s other Trustees and Officers, independent auditor personnel, legal counsel to each Fund and the non-interested Trustees, the executive and financial management of each Fund, and internal audit personnel, as needed. The Committee may also act by written consent to an action without a meeting, as permitted by the Funds’ organizational documents. The Committee may also meet jointly with one or more other committees of the Board as may be appropriate in the Committee’s discretion. The Committee will prepare minutes for each meeting, and such minutes will be provided to the Board and maintained in the records of each Fund.

IX.	Limitation of Responsibilities

Absent actual knowledge to the contrary, each Committee member is entitled to rely upon (i) the integrity and competence of those persons and organizations that render services to each Fund and from whom the Committee receives information or reports and (ii) the accuracy and completeness (both at the time of presentation and on a continuing basis, as appropriate) of the information and reports provided to the Committee by such persons or organizations. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of each Fund under applicable Federal and state law.

X.	Review of Charter

The Committee will review this Charter annually and recommend any changes it deems appropriate to the Board. This Charter, including any amendments to it, will be maintained in the records of each Fund.

Approved: June 29, 2011

Amended: May 16, 2012

Amended: April 1, 2014

Amended: December 12, 2016

Amended: March 17, 2020

Amended: December 10, 2020

Amended: September 1, 2021

Amended: June 4, 2025

EXHIBIT E

NEW YORK LIFE INVESTMENTS FUNDS TRUST

NYLIM VP FUNDS TRUST

NEW YORK LIFE INVESTMENTS FUNDS

NYLI MACKAY DEFINEDTERM MUNI OPPORTUNITIES FUND

NYLI CBRE GLOBAL INFRASTRUCTURE MEGATRENDS TERM FUND

NYLI MACKAY MUNI INCOME OPPORTUNITIES FUND

(each, a “Fund” and collectively, the “Funds”)

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.	Formation

The Board of Trustees (the “Board”) of each Fund has established a Nominating and Governance Committee (the “Committee”) of the Board of each Fund, subject to the terms and conditions of this Charter. The Committees of the Funds may meet and act jointly. This Charter is intended to govern the conduct of each Committee, as well as the Committees’ joint actions. References in this Charter to “Committee” are, as the context warrants, to each Committee or to the Committees acting jointly as a single body.

II.	Membership

The Committee will be composed exclusively of Trustees of the Funds, each of whom shall not be an “interested person” of the Funds (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Independent Trustees”). The Committee will have at least three (3) members. The Board, upon the recommendation of the Nominating and Governance Committee, will select the members of the Committee and the chair of the Committee.

III.	Purposes

The purposes of the Committee are to:

1.	Make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing the management of the Funds;

2.	Make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and (c) compensation for Trustees, including compensation for nonrecurring projects or meetings or for interviewing and selecting new Independent Trustee nominees;

3.	Identify and recommend qualified individuals for Board membership and for the chair of the Board;

4.	Make recommendations to the Board with respect to the Board’s committee structure, committee membership and chairs of the committees;

5.	Make recommendations to the Board with respect to any policies or procedures governing the Trustees or Independent Trustees; and

6.	Oversee the self-assessment of the Board, its committees and its members.

In carrying out these purposes, upon the recommendation of the Chair of the Committee, the Committee will, as it deems necessary or appropriate:

A.	Fund Governance

1.

provide recommendations to the Board for improving the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing the management of the Funds, including but not limited to the following: (i) the responsibilities of the Board and its committees; (ii) the relationship of the Board to the adviser(s) (and/or subadviser(s), as applicable) to the Funds; (iii) the standard of conduct expected of members of the Board, (iv) the respective functions of the Chair of the Board and the officers of the Funds, and (v) the process of Board self-assessment; and

2.

from time to time, review and consider recommended changes to the Charters of other Committees of the Board, other than the Audit Committee, and, upon the recommendation of the Chair of the Committee, recommend such changes to the Board.

B.	Size, Structure and Composition of the Board, Qualifications for Membership, and Policies and Procedures

1.

review periodically the size, structure and composition of the Board to determine the appropriate number of Trustees comprising the Board, the ratio of interested to Independent Trustees, the number and types of committees, the functions of the Funds’ officers and the types of expertise and experience needed among the Trustees;

2.	be involved in the orientation and training of new Trustees and continuing the education of all Trustees;

3.

recommend to the Board with respect to revisions to policies and procedures that govern the Trustees or Independent Trustees, including, but not limited to: (i) the Board Service Policy; (ii) the Compensation and Chair Rotation Policy; (iii) the Fund Policy on Compensation of Independent Trustees of the Funds; (iv) the Fund Policy on Reimbursement of Expenses Incurred by each Trustee of the Funds; and (v) the Policy on Board Meetings and Participation During Unforeseen or Emergency Circumstances;

4.	recommend to the Board the adoption of, or revisions to, any other policies or procedures that govern the Trustees or Independent Trustees; and

5.

recommend to the Board with respect to the level and types of compensation for the Trustees. The Committee shall review such compensation arrangements annually or at such other times or intervals as it deems necessary or appropriate.

C.	Identification and Nomination of Candidates for Membership; Board Committees

1.	develop a list of possible candidates in the event of any vacancies on or additions to the Board;

2.

evaluate the candidates’ qualifications for such positions. In the case of candidates for Independent Trustee positions, persons nominated as Independent Trustees may not be “interested persons” of the Funds as that term is defined in the 1940 Act;

3.	evaluate any candidates nominated by shareholders in compliance with appropriate policies or procedures;

4.	recommend candidates for nomination by the Board for Board membership; and

5.	recommend the Board’s committee structure, committee membership and chair for action by the Board.

D.	Self-assessment of the Board and its Members

1.	The Committee shall recommend a plan and schedule to the Board for annual self-assessment by the Board, its committees and its individual members.

2.	The Committee shall oversee the process of self-assessment, and shall recommend to the Board any changes to that process.

E.	Other

1.

Review and consider contract, investment, and compliance and risk-related and any other matters relevant to the duties and responsibilities of the Committee, in coordination with one or more of the other committees of the Board, as appropriate.

2.	Consider such other matters as applicable laws or regulations may require or the Committee may deem appropriate in carrying out its duties and responsibilities.

IV.	Powers of the Committee

In carrying out its purposes, the Committee will have the following powers:

A.

consistent with the terms of this Charter, to meet with and obtain information and reports from the Funds’ service providers on such subjects relating to the duties and responsibilities of the Committee;

B.	to recommend to the Board appropriate action with respect to any matter within the scope of the Committee’s duties and responsibilities;

C.

to consult with counsel to the Funds or to the Independent Trustees, as appropriate, concerning the requirements of the 1940 Act applicable to the selection and qualification of Independent Trustees and to retain at the Funds’ expense and receive the advice and assistance of such additional experts as it may deem necessary in connection with its work, it being the Board’s intention that the Committee have the resources and authority appropriate to discharge its responsibilities as set out in this Charter;

D.	to delegate any portion of its authority to one or more members, with any action taken pursuant to such delegation to be reported to the Committee at its next regularly scheduled meeting; and

E.	to perform such other duties as are consistent with the Committee’s purposes or are assigned to the Committee in accordance with Section III.E above.

V.	Reporting

At each regular meeting of the Board following a Committee meeting, the Committee may, in response to a request from the Chair of the Board, report to the Board on its activities and its findings and recommendations, if any.

VI.	Meetings

A majority of the members of the Committee must be present constitute a quorum for the transaction of the Committee’s business. The Committee will hold, whether in person, telephonically or by videoconference, such regular or special meetings, pursuant to such notice and call as it may determine in its discretion. The Committee may also act by written consent to action without a meeting, as permitted by the Funds’ organizational documents. The Committee may also meet jointly with one or more other committees of the Board as may be appropriate in the Committee’s discretion. The Committee will prepare minutes for each meeting, and such minutes will be provided to the Board and maintained in the records of the Funds.

VII.	Limitation of Responsibilities

Absent actual knowledge to the contrary, each Committee member is entitled to rely upon (1) the integrity and competence of those persons and organizations that render services to the Funds and from whom the Committee receives information or reports and (2) the accuracy and completeness (both at the time of presentation and on a continuing basis, as appropriate) of the information and reports provided to the Committee by such persons or organizations. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of the Funds under applicable federal and state law.

VIII.	Review of Charter

The Committee will review this Charter from time to time and recommend any changes it deems appropriate to the Board, upon recommendation of the Chair of the Committee. This Charter, including any amendments to it, will be maintained in the records of the Funds.

The foregoing Charter was approved by the Boards of each Fund (except New York Life Investments Funds Trust, NYLIM VP Funds Trust) at a meeting held on June 7, 2007, by the Board of New York Life Investments Funds Trust at a meeting held on April 8, 2009, and by the Board of NYLIM VP Funds Trust at a meeting held on December 15, 2010; amended by the Board of each Fund (except NYLI MacKay DefinedTerm Muni Opportunities Fund, NYLI CBRE Global Infrastructure Megatrends Term Fund and NYLI MacKay Muni Income Opportunities Fund) at a meeting held on December 14, 2011; approved by the Board of Trustees of NYLI MacKay DefinedTerm MuniOpportunities Fund at a meeting held on May 16, 2012; approved by the Board of Trustees of NYLI CBRE Global Infrastructure Megatrends Term Fund at a meeting held on September 1, 2021; and last amended by the Board of each Fund at a meeting held on December 7, 2023; and amended and approved by the Boards of Trustees of each Fund at a meeting held on June 4, 2025.

Important notice regarding the availability of proxy materials for the annual meeting of shareholders to be held on October 1, 2026

The Proxy Statement is available at

https://vote.proxyonline.com/NYLI/docs/MEGIAnnualMeeting2026.pdf

NYLI CBRE GLOBAL INFRASTRUCTURE MEGATRENDS TERM FUND

51 MADISON AVENUE

NEW YORK, NEW YORK 10010

ANNUAL MEETING OF SHAREHOLDERS — OCTOBER 1, 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

MSMEGI84a-07/26

NEW YORK LIFE INVESTMENTS

PROXY CARD

MEETING AGENDA on Reverse Side

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

***VOTER PROFILE*:**
Voter ID: XXXXXXXX Security ID: XXXXXXXX
Shares to Vote: XXXXXXXX Household ID: XXXXXXXXXX
***please call the phone number to the right for more information*

VOTER CONTROL NUMBER: XXXX XXXX XXXX

VOTE REGISTERED TO:

BY INTERNET:

Go to the website below and enter your VOTER CONTROL NUMBER or simply scan the QR with a Smart Phone

vote.proxyonline.com

BY PHONE:

Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative.

(888) 605-1956

BY MAIL:

Complete the reverse side and return in the postage-paid envelope provided.

USPS Postage-Paid Envelope

NYLI CBRE Global Infrastructure Megatrends Term Fund

51 MADISON AVENUE

NEW YORK, NEW YORK 10010

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD WEDNESDAY, OCTOBER 1, 2026

The undersigned hereby appoints J. Kevin Gao, Thomas C. Humbert, Jr., Thomas Lynch and Brian McGrady and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of NYLI CBRE Global Infrastructure Megatrends Term Fund (the “Fund”) at the Annual Meeting of Shareholders to be held at the offices of New York Life Investment Management LLC, 51 Madison Avenue, New York, New York 10010 on Wednesday October 1, 2026, at 10:00 a.m., Eastern time, or at any postponements or adjournments thereof (the “Meeting”), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

The Notice of Annual Meeting of Shareholders, Joint Proxy Statement and Form(s) of Proxy Card are available at https://vote.proxyonline.com/NYLI/docs/MEGIAnnualMeeting2026.pdf. Please see the Proxy Statement or call (888) 605-1956 for information on how to obtain directions to be able to attend and vote at the Annual Meeting.

Questions? If you have any questions about how to vote your proxy or about the Annual Meeting, please call toll-free (888) 605-1956. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

NYLI CBRE Global Infrastructure Megatrends Term Fund

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. When shares are held jointly, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST (the “Board”). THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” PROPOSAL I.

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposals. If this Proxy Ballot is executed but no instructions are given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the Class I, Class II, and Class III Trustee nominees. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Annual Meeting, and at any, and all adjournments and postponements thereof.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL

1.	Election of Class I, Class II, & Class III Trustees — The Board urges you to vote FOR the Nominees.

A.	Class I Trustees:	FOR	WITHHOLD

(01) Susan B. Kerley

(02) Jacques P. Perold

(03) Adeel Jivraj

B.	Class II Trustees:	FOR	WITHHOLD

(01) Alan R. Latshaw

(02)Stephanie Lynch

(03) Karen Hammond

C.	Class III Trustees:	FOR	WITHHOLD

(01) Naïm Abou-Jaoudé

(02) David H. Chow

(03) Richard S. Trutanic

2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.